Exhibit 10.5

OAC Sponsor Ltd.

Suite 201, 42 Edward Street

Georgetown, Grand Cayman,

P.O. Box 469, KY1-9006

Cayman Islands

August 10, 2023

Oxbridge Acquisition Corp.

Suite 201, 42 Edward Street

Georgetown, Grand Cayman,

P.O. Box 469, KY1-9006

Cayman Islands

Gentlemen:

Reference is made to that certain Business Combination Agreement and Plan of Reorganization, dated as of February 24, 2023, as amended by Amendment No. 1 to the Business Combination Agreement, dated as of May 11, 2023 (as amended, the “Business Combination Agreement”), by and among Oxbridge Acquisition Corp., a Cayman Islands exempted company (“Oxbridge”), OXAC Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Oxbridge (“First Merger Sub”), Summerlin Aviation LLC (f/k/a OXAC Merger Sub II, LLC), a Delaware limited liability company and a direct wholly owned subsidiary of Oxbridge (“Second Merger Sub”), and Jet Token Inc., a Delaware corporation (“Jet Token”).

This letter agreement (this “Letter Agreement”) is being delivered to you by OAC Sponsor Ltd., a Cayman Islands exempted company (“Sponsor”), in connection with the transactions contemplated by the Business Combination Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Oxbridge and Sponsor hereby agree as follows:

1. Waiver of Anti-Dilution Protections. Subject to the satisfaction or waiver of each of the conditions to the Closing set forth in the Business Combination Agreement, effective immediately prior to the Closing, Sponsor hereby (a) irrevocably and unconditionally waives, to the fullest extent permitted by Law and the Amended and Restated Memorandum and Articles of Association of Oxbridge dated August 11, 2021 (the “Oxbridge Articles of Association”), and (b) agrees not to assert or perfect any and all rights to adjustment or other anti-dilution protections Sponsor has or will have under Section 17.3 of the Oxbridge Articles of Association, to receive, with respect to each Class B Share held by Sponsor, more than one (1) Class A Share upon conversion of such Class B Share in accordance with the Oxbridge Articles of Association in connection with the consummation of the Transactions.

2. Release. BY VIRTUE OF ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, AS OF THE CLOSING AND THEREAFTER, THE SPONSOR, FOR AND ON BEHALF OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, BENEFICIARIES, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, DOES HEREBY FULLY AND IRREVOCABLY REMISE, RELEASE AND FOREVER DISCHARGE OXBRIDGE, FIRST MERGER SUB, SECOND MERGER SUB, JET TOKEN AND THEIR RESPECTIVE SUBSIDIARIES, DIRECTORS, OFFICERS, SHAREHOLDERS, AFFILIATES, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, SUCCESSORS AND ASSIGNS OF AND FROM ANY AND ALL MANNER OF CLAIMS, ACTIONS, CAUSES OF ACTION, GRIEVANCES, LIABILITIES, OBLIGATIONS, PROMISES, DAMAGES, AGREEMENTS, RIGHTS, DEBTS AND EXPENSES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), OF EVERY KIND, EITHER IN LAW OR IN EQUITY, WHETHER CONTINGENT, MATURE, KNOWN OR UNKNOWN, OR SUSPECTED OR UNSUSPECTED, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING UNDER ANY FEDERAL, STATE, LOCAL OR MUNICIPAL LAW, COMMON LAW OR STATUTE, WHETHER ARISING IN CONTRACT OR IN TORT, AND ANY CLAIMS ARISING UNDER ANY OTHER LAWS OR REGULATIONS OF ANY NATURE WHATSOEVER, THAT SPONSOR EVER HAD, NOW HAS OR MAY HAVE, FOR OR BY REASON OF ANY CAUSE, MATTER OR THING WHATSOEVER, FROM THE BEGINNING OF THE WORLD TO THE DATE HEREOF. THE FOREGOING RELEASE DOES NOT RELEASE OXBRIDGE’S OBLIGATIONS TO SPONSOR THAT ARISE UNDER THAT CERTAIN Settlement Agreement by and between OXBRIDGE, JET TOKEN and Sponsor dated August 10, 2023.

3. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Letter Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Letter Agreement brought by any party hereto, and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.

Sincerely,

SPONSOR:

OAC Sponsor Ltd.

By:
Name:
Title:

Acknowledged and agreed
as of the date of this Letter Agreement:

Oxbridge Acquisition Corp.

By:
Name:
Title: